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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 15, 2001



                            CNB FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



      Pennsylvania                         2-88511              23-2908963
      ------------                         -------              ----------
(State or other jurisdiction            (SEC File No.)        (IRS Employer
of incorporation)                                         Identification Number)


                              County National Bank
                             1 South Second treet
                                   PO Box 42
                        Clearfield, Pennsylvania 16830
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (814) 765-9621



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Item 5.  Other Events

     On August 15, 2001, CNB Financial Corporation announced the approval of a plan to repurchase up to 180,000 shares of its common stock. The plan for repurchase will expire on August 14, 2002.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------


     (a)  Financial Statements:  None

     (b)  Exhibits:

            99  Press Release Announcing:  Stock Repurchase Program


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CNB Financial Corporation



Date: August 17, 2001                   By: /s/ Joseph B. Bower, Jr.
                                            ------------------------
                                            Joseph B. Bower, Jr.
                                            Treasurer